The GAMCO Mathers Fund

SUMMARY PROSPECTUS April 30, 2015

Class AAA (MATRX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated April 30, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective

The GAMCO Mathers Fund (the “Fund”) seeks to achieve capital appreciation over the long term in various market conditions without excessive risk of capital loss.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)		None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)		2.00%
Exchange Fee		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees		1.00%
Distribution (Rule 12b-1) Fees		0.25%
Other Expenses		3.29%
Dividends and Interest Expense from Short Sales	1.72%
All Other Expenses	1.57%

Total Annual Fund Operating Expenses		4.54%

Expense Example

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$455	$1,371	$2,296	$4,646

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 513% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its objective by using the following principal strategies:

•	investing primarily in common stocks, selected for their appreciation potential
•	investing in certain event driven situations such as announced mergers, acquisitions, and reorganizations (“arbitrage”)
•

engaging, within prescribed limits, in short sales of equity securities, including exchange-traded funds (“ETFs”), whereby the Fund borrows and sells a security it does not own in order to profit from the potential decline in the price of that security

•	varying its common stock exposure by hedging, primarily with the purchase or short sale of Standard & Poor’s 500 Index (“S&P 500 Index”) futures contracts
•	investing all or any portion of its assets in U.S. Treasury securities when the portfolio manager believes the risk of loss from investing in stocks is high

No minimum or maximum percentage of the Fund’s assets is required to be invested in any type of security or investment strategy.

GAMCO Asset Management, the Fund’s investment adviser (the “Adviser”), selects stocks using traditional fundamental analysis of both value and growth data, in conjunction with standard technical analysis. Fundamental analysis involves the use of various data including, but not limited to, price/earnings, price/revenues, price/book value, and price/dividend ratios, and various growth rate calculations for earnings, sales, and other data. Technical analysis includes, but is not limited to, the study of rates of change in stock price movement, volume trends, moving averages, relative strength, and overbought/oversold indicators. The stock selection process is not limited by the total market value of a company’s stock and, therefore, the Fund may invest in small, medium, or large capitalization issues.

The Fund may make short sales of equity securities, including ETFs, in amounts of up to 75% of the value of the Fund’s net assets as determined at the time of the short sale. A short sale is a transaction in which the Fund sells a security which it does not then own in order to profit from the potential decline in the market price of that security.

The Fund may invest all or any portion of its assets in U.S. Treasury bills, notes and/or bonds when the Fund’s portfolio manager believes financial market conditions warrant such action and/or during periods when the Fund’s portfolio manager believes that the risk associated with owning equity securities is high due to various traditional stock market valuation benchmarks approaching the upper limits of their long-term historical ranges. At such times, which may continue for extended periods, the Fund’s equity exposure may represent a relatively low percentage of the Fund’s assets.

The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers.

The Adviser may sell a holding if its fundamentals change in a way, as determined by the Adviser, that the investment case for the holding is no longer appropriate for the Fund.

The Fund does not necessarily purchase or hold individual securities to qualify for long term capital gains treatment. As a result, turnover in the Fund’s portfolio may be very high, since investments may be held for very short time periods when the Fund’s portfolio manager believes further capital appreciation of those investments is unlikely or that a loss of capital may occur.

Principal Risks

You May Want to Invest in the Fund if:

•	you seek long term growth of capital and are skeptical of a fully invested buy and hold equity investment strategy
•	you seek a portfolio that generally may be long and/or short individual stocks, and/or long U.S. Treasury securities, and/or may employ hedging techniques with respect to its common stock exposure
•	you seek a portfolio that is flexibly managed to potentially take advantage of a decline in the U.S. equity markets

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth less than what you paid for them.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

ETF Risk.    ETFs are subject to the risk that they may not replicate the performance of the index tracked by the ETF and ETFs may trade in the secondary market at prices below their net asset value. In addition, the Fund will bear its pro rata share of the ETF’s fees and expenses. An investment in an ETF involves substantially the same risks as investing directly in the ETF’s underlying securities.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

•

Hedging Risk.    The percentage fluctuation in the value of the Fund’s hedge positions in stock index futures contracts may be greater than those of the underlying index, and positions in such futures contracts are subject to certain other risks, including, but not limited to, the following:

•	an imperfect correlation between the change in market value of the Fund’s long stock positions relative to its short stock index futures hedge positions, limiting the effectiveness of the hedge
•	possible temporary illiquidity in the markets for stock index futures which may result in continuing exposure to adverse price movements
•	the fact that the decision to hedge may prove incorrect and, in that case, the Fund would have been better off not hedging

•

Interest Rate Risk.    To the extent that the Fund’s portfolio is invested in U.S. Treasury securities, it is subject to the risk of a decrease in principal value of the securities as interest rates rise. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•

Issuer-Specific Risk.    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk.    Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Liquidity Risk.    The risk that certain securities (particularly illiquid securities and restricted securities) may be difficult or impossible to sell at the time and the price that the Adviser would like. This may result in a loss or may be costly to the Fund.

•	Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

•	Market Risk. The risk that the securities markets will fluctuate, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•

Merger Risk.    In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period.

•

Portfolio Turnover Risk.    High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss.

•

Short Sale Risk.    A “short sale” is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover short positions at a higher price than the short sale price, resulting in a loss.

•

Small and Mid-Capitalization Risk.    Risk is greater for the securities of small- and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

•

Special Situation Risk.    The Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

THE GAMCO MATHERS FUND

(Total Returns for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 1.53% (quarter ended June 30, 2007), and the lowest return for a quarter was (5.49)% (quarter ended December 31, 2013).

Average Annual Total Returns (for the years ended December 31, 2014)	Past One Year	Past Five Years	Past Ten Years
The GAMCO Mathers Fund
Return Before Taxes	(7.92)%	(7.59)%	(3.23)%
Return After Taxes on Distributions	(7.92)%	(7.59)%	(3.48)%
Return After Taxes on Distributions and Sale of Fund Shares	(4.48)%	(5.56)%	(2.39)%
Standard & Poor’s (“S&P”) 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” and “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. GAMCO Asset Management Inc. serves as the Adviser to the Fund.

The Portfolio Manager. Mr. Henry G. Van der Eb, CFA, Senior Vice President of the Adviser, has served as Portfolio Manager of the Fund since December 1974.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Savings Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem the Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

You can also place orders to purchase or sell Fund shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with G.distributors, LLC (“G.distributors” or the “Distributor”), an affiliate of the Adviser. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to taxable investors, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank) the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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1726 2015